================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     ------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                     ------

        Date of Report (Date of earliest event reported): August 30, 2007


                                     ------


                                    Dell Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                  0-17017               74-2487834
 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)


                      One Dell Way, Round Rock, Texas 78682
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (512) 338-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




================================================================================

Item 2.02 - Results of Operations and Financial Condition.

On August 30, 2007, Dell Inc. issued a press release announcing its preliminary financial results for its fiscal quarter ended August 3, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report.


Item 8.01 - Other Events.

Dell completed its previously announced acquisition of ZING Systems, Inc. on August 13, 2007.


Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.
    --------

Exhibit 99.1 - Press Release issued by Dell Inc., dated August 30, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 DELL INC.


Date:  August 30, 2007                     By:   /s/ Thomas H. Welch, Jr.
                                                 ------------------------
                                                 Thomas H. Welch, Jr.
                                                 Vice President and Assistant
                                                 Secretary

                                  EXHIBIT INDEX

   Exhibit
     No.       Description of Exhibit
     ---       ----------------------

    99.1       Press Release issued by Dell Inc., dated August 30, 2007.